ACQUISITION	12 Months Ended
Dec. 31, 2013
Business Combinations [Abstract]
ACQUISITION
ACQUISITION
On December 23, 2011, the Company, through Westmoreland Kemmerer, Inc., entered into a purchase and sale agreement with Chevron Mining Inc., a Missouri corporation (the “Seller”), pursuant to which the Company agreed to purchase from Seller the Kemmerer surface coal mine, associated processing facilities and other related real and personal property assets located in Kemmerer, Wyoming and assumed certain liabilities related to the mine. The Company did not acquire working capital in the acquisition, other than inventory.
On January 31, 2012, the Company closed on the acquisition of the Kemmerer Mine from the Seller. In addition, on January 31, 2012, the Company completed the issuance and sale of $125.0 million aggregate principal amount of 10.75% senior secured notes due 2018 (the “Add-On Notes”) at a price equal to approximately 95.5% of their face value.
The purchase consideration for the Kemmerer Mine was $164.5 million, which included $76.5 million paid in cash, plus the assumption of approximately $88.0 million of liabilities. The net proceeds of the Add-On Notes financed the $76.5 million cash portion of the purchase consideration, $24.7 million of cash bonding obligations for the Kemmerer Mine and paid cash transaction costs for the Kemmerer acquisition and the Add-On Notes. Acquisition-related costs of $1.6 million have been expensed and are included in Selling and administrative costs. Issuance costs related to the Add-On Notes of $5.1 million have been capitalized. The balance of the net proceeds of the Add-On Notes was used to fund working capital requirements necessary to integrate the Kemmerer operations with the Company's operations.
The Kemmerer acquisition has been accounted for under the acquisition method of accounting that requires the total purchase consideration to be allocated to the assets acquired and liabilities assumed based on estimates of fair value.
The Company has finalized the purchase price allocation for the Kemmerer acquisition. No significant goodwill or other intangible assets were evident in the acquisition.
A summary of the purchase consideration and allocation of the purchase consideration follow (in millions):

Final as of December 31, 2012
Purchase consideration:
Cash paid	$76.5

Fair value of liabilities assumed:
Postretirement medical cost obligations	49.2
Asset retirement obligations	19.4
Pension obligations	15.6
Deferred revenue	2.2
Accrued liabilities	1.6
Total fair value of liabilities assumed	88.0

Total purchase consideration	$164.5

Allocation of purchase consideration:

Inventories	$9.6
Land and mineral rights	65.5
Plant and equipment	89.4

Total	$164.5

The following unaudited pro forma information has been prepared for illustrative purposes only and assumes the acquisition occurred on January 1, 2011. The unaudited pro forma results have been prepared based on estimates and assumptions, which the Company believes are reasonable, however, they are not necessarily indicative of the consolidated results of operations had the acquisition occurred on January 1, 2011, or of future results of operations.

	Years Ended
	December 31, 2012	December 31, 2011
	(In thousands)
Total Revenues
As reported	$600,437	$501,713
Pro forma	$614,550	$645,595

Operating Income
As reported	$28,872	$10,626
Pro forma	$31,146	$13,275

Net income (loss) applicable to common shareholders
As reported	$(8,586)	$(34,460)
Pro forma	$(7,524)	$(46,260)

Net income (loss) per share applicable to common shareholders
As reported	$(0.61)	$(2.61)
Pro forma	$(0.54)	$(3.51)